UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2008
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 2, 2008, certain direct and indirect wholly-owned subsidiaries of Post Apartment Homes, L.P. including Post Parkside (Atlanta), LLC, a Georgia limited liability company, Post Gateway Place, LLC, a Georgia limited liability company, Post Legacy, L.P., a Georgia limited partnership, Post Worthington, L.P., a Georgia limited partnership, Post Ballantyne, LLC, a Georgia limited liability company and Post Spring, LLC, a Georgia limited liability company executed six multi-family fixed rate notes, each with Wachovia Multifamily Capital, Inc. as the lender (each individually a “Note” and collectively, the “Notes”). The Notes were issued pursuant to the Federal Home Loan Mortgage Corporation loan program. The Note executed by Post Parkside (Atlanta), LLC has a principal amount of $19,457,000 and is secured by a multifamily deed to secure debt on the Post Parkside™ community, located in Atlanta, GA. The Note executed by Post Gateway Place, LLC has a principal amount of $42,319,000 and is secured by a multifamily deed of trust on the Post Gateway Place™ community, located in Charlotte, NC. The Note executed by Post Legacy, L.P. has a principal amount of $27,890,000 and is secured by a multifamily deed of trust on the Post Legacy community, located in the Dallas, TX metropolitan area. The Note executed by Post Worthington, L.P. has a principal amount of $30,654,000 and is secured by a multifamily deed of trust on the Post Worthington™ community, located in Dallas, TX. The Note executed by Post Ballantyne, LLC has a principal amount of $25,966,000 and is secured by a multifamily deed of trust on the Post Ballantyne community, located in Charlotte, NC. The Note executed by Post Spring, LLC has a principal amount of $38,397,000 and is secured by a multifamily deed to secure debt on the Post Spring™ community, located in the Atlanta, GA metropolitan area. All of the Notes require fixed interest-only payments at 6.09% and mature on November 1, 2014. The Notes are also pre-payable without penalty beginning after October 2012. The Notes contain representations, affirmative and negative covenants, events of default and remedies typical for these types of facilities. The mortgages securing the Notes are all subject to a Master Cross-Collateralization Agreement containing cross-default and cross-collateralization provisions.
A copy of the press release is attached hereto as Exhibit 99.1.
Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The contents of Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1      Press Release.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Dated: October 6, 2008

POST PROPERTIES, INC.
By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          Dated: October 6, 2008

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Index
99.1	Press Release